Exhibit 99.1

SECOND AMENDMENT TO

AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT dated as of May 31, 2005 (this “Amendment”) is entered into among SIRVA RELOCATION CREDIT, LLC, as Seller, SIRVA RELOCATION LLC (“SIRVA Relo”) and EXECUTIVE RELOCATION CORPORATION (“Executive Relo”), as Servicers and Originators, GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), THE CIT GROUP/BUSINESS CREDIT, INC. and LASALLE BANK NATIONAL ASSOCIATION (“LaSalle”), as Purchasers, and LaSalle, as Agent (in such capacity, the “Agent”).

RECITALS

A.            The Seller, the Servicers, the Purchasers and the Agent are parties to that certain Amended and Restated Receivables Sale Agreement dated as of December 23, 2004, as amended by the Waiver and First Amendment dated as of March 31, 2005 (the “Receivables Sale Agreement”).

B.            The parties wish to amend the Receivables Sale Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Certain Defined Terms.  Capitalized terms which are used herein without definition and that are defined in the Receivables Sale Agreement shall have the same meanings herein as in the Receivables Sale Agreement, as amended by this Amendment.

2.             Amendments to Receivables Sale Agreement.  The Receivables Sale Agreement is hereby amended as follows:

 (a)          Eligible Receivables.  The definition of “Eligible Receivables” in Schedule I to the Receivables Sale Agreement is hereby amended so that clause (xvi) thereof reads in its entirety as follows:

“(xvi) with respect to any Unbilled Miscellaneous Receivable, such Receivable has been originated by Executive Relo; provided, however, that no Unbilled Miscellaneous Receivable may be an Eligible Receivable at any time when the Reconciliation Conditions are not satisfied and provided, further, that no Unbilled Miscellaneous Receivable described in clause (i) of the definition of “Miscellaneous Receivable” may be an Eligible Receivable; and”

 (b)          Default Ratio as Termination Event.  The definition of “Termination Event”  in Schedule I to the Receivables Sale Agreement is hereby amended so that clause (f) thereof reads in its entirety as follows:

“(f)          the Dilution Ratio exceeds 2% for any calendar month, or the Default Ratio for any calendar month exceeds the percentage set forth for that month below:

Month	Maximum Permitted Default Ratio

April 2005	20%
May 2005	20%
June 2005	17.5%
July 2005 through October 2005	15%
November 2005	20%
December 2005	20%
January through April of each year thereafter	20%
May through October of each year thereafter	15%
November and December of each year thereafter	20%

 (c)          Tyco Corrective Action; Concentration Limit on Tyco Eligible Receivables.  Schedule IV to the Receivables Sale Agreement is hereby amended so that the reference to Tyco International Ltd. in the “Corrective Actions” column for item A.1 is replaced with a reference to Tyco International Group S.A. and the date “April 14, 2005” in the “Date to be Completed” column for item A.1 is replaced with “June 15, 2005”.  The Concentration Limit on Eligible Receivables of World Services, Inc. and its affiliates (the contract referred to in item A.27 of Schedule III to the Receivables Sale Agreement) shall not exceed the lesser of (i) $35,000,000 and (ii) the Concentration Limit otherwise applicable to the Eligible Receivables of such Employers pursuant to the other terms of the Receivables Sale Agreement, it being understood and agreed that World Services, Inc. and its affiliates shall be treated as a single Employer with respect to Receivables under such contract for purposes of the Concentration Limit.

3.             Reservation of Rights.  By press releases dated January 31, 2005 and March 15, 2005, SIRVA, Inc. announced various matters, including (i) a delay in the release of the 2004 Audit, (ii) anticipated adjustments to prior financial statements as a result of an ongoing review by its audit committee of SIRVA, Inc.’s financial reporting practices and related processes, and (iii) the existence of an informal investigation by the SEC of such practices and processes.  Notwithstanding the agreement of the Agent and the Purchasers pursuant to the First Amendment to a delay in the delivery of the 2004 Audit and ongoing discussions between the Agent, the Purchasers and the Originators with respect to the matters described in the Press Releases, the Agent and the Purchasers have not waived any rights or remedies they may have with respect to the matters, except as set forth in Section 3(b)(iii) of the First Amendment, that are the subject of such review and investigation or any related matters.  The Agent and the Purchasers hereby

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expressly continue to reserve all of their rights and remedies with respect to all of the foregoing, including all rights with respect to any related Termination Event that may have occurred and not been waived pursuant to Section 3(b)(iii) of the First Amendment.

4.             Representations and Warranties.  With respect to the Sale Agreement, the Seller and each Servicer, and with respect to the Purchase Agreement, the Originators hereby represent and warrant to the Agent and the Purchasers as follows:

(i)            Representations and Warranties.  The representations and warranties contained in Article IV of the Receivables Sale Agreement, Section 4 of the Purchase Agreement and Section 6 of the First Amendment are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date and except for the matters to be corrected by the Specified Adjustments).

(ii)           Enforceability.  The execution and delivery by the Seller and each Servicer of this Amendment, and the performance by the Seller and each Servicer of this Amendment and the Receivables Sale Agreement, as amended hereby (the “Amended Agreement”), are within the corporate powers of the Seller and each Servicer and have been duly authorized by all necessary corporate or company action on the part of the Seller and each Servicer.  This Amendment and the Amended Agreement are valid and legally binding obligations of the Seller and each Servicer, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(iii)          No Potential Termination Event.  No Potential Termination Event that will not be cured by this Amendment becoming effective has occurred and is continuing.

5.             Acknowledgment by Originators.  Each of SIRVA Relo and Executive Relo, in its capacity as an Originator, acknowledges and agrees to the terms of this Amendment.

6.             Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Receivables Sale Agreement shall remain in full force and effect; and the Seller and the Servicers confirm and reaffirm their obligations under the Amended Agreement and the other Transaction Documents.  Without limiting the foregoing, the Seller and the Originators confirm and reaffirm their obligation under Section 3 of the Fee Letter, and acknowledge that nothing in this Amendment shall limit the ability of the Agent and the Purchasers to require changes to the terms of the Transaction Documents as contemplated by such Section 3.  After this Amendment becomes effective, all references in the Receivables Sale Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or otherwise referring to the Receivables Sale Agreement shall be deemed to be references to the Amended Agreement.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Receivables Sale Agreement other than as set forth herein.

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7.             Effectiveness.  This Amendment shall become effective as of May 31, 2005 (the “Amendment Effective Date”); provided that no later than June 3, 2005, (a) the Agent receives counterparts of this Amendment (whether by facsimile or otherwise) executed by the Seller, the Servicers, the Originators, the Agent and the Purchasers and consented to by Parent and NAVL and (b) the Seller pays an amendment fee of $25,000 to the Agent for the account of LaSalle and GECC (each to receive half of such fee).

8.             Headings; Counterparts.  Section Headings in this Amendment are for reference only and shall not affect the construction of this Amendment.  This Amendment may be executed by different parties on any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

9.             Cumulative Rights and Severability.  All rights and remedies of the Purchasers and the Agent hereunder shall be cumulative and non-exclusive of any rights or remedies such Persons have under law or otherwise.  Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting such provision in any other jurisdiction.

10.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of Illinois.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SIRVA RELOCATION CREDIT, LLC, as Seller

By:	/s/ Douglas Gathany
Title:	President

SIRVA RELOCATION LLC, as a Servicer

By:	/s/ Douglas Gathany
Title:	Treasurer

EXECUTIVE RELOCATION CORPORATION, as a Servicer

By:	/s/ Douglas Gathany
Title:	Treasurer

The undersigned (i) consent and agree to the foregoing Amendment, (ii) confirm that references in the Purchase Agreement to the Receivables Sale Agreement shall be references to such agreement as amended by the Amendment, and (iii) confirm that the Purchase Agreement is in full force and effect.

SIRVA RELOCATION LLC, as an Originator

By:	/s/ Douglas Gathany
Title:	Treasurer

EXECUTIVE RELOCATION CORPORATION,
as an Originator

By:	/s/ Douglas Gathany
Title:	Treasurer

LASALLE BANK NATIONAL ASSOCIATION, as Purchaser and Agent

By:	/s/ Marlee Zweigbaum
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Purchaser

By:	/s/
Title:	Duty Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC., as Purchaser

By:	/s/
Title:	Senior Vice President

ACKNOWLEDGEMENT AND CONSENT

Reference is made to the Amended and Restated Guaranty dated as of December 23, 2004, executed by the undersigned in favor of SIRVA Relocation Credit, LLC (the “Guaranty”).  The undersigned (i) consent and agree to the foregoing Amendment, (ii) confirm that references in the Guaranty to the Receivables Sale Agreement shall be references to such agreement as amended by the Amendment, and (iii) confirm that the Guaranty is in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Acknowledgement and consent as of the date first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Douglas Gathany
Title:	Vice President and Treasurer

NORTH AMERICAN VAN LINES, INC.

By:	/s/ Douglas Gathany
Title:	Vice President and Treasurer